NYSE American: REIwww.ringenergy.com May 7, 2024 VALUE FOCUSED PROVEN STRATEGY Q1 EARNINGS REVIEW

Ring Energy, Inc. Forward –Looking Statements This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this Presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, guidance, plans and objectives of management are forward-looking statements. When used in this Presentation, the words “could,” “may,” “will,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “guidance,” “project,” “goal,” “plan,” “potential,” “probably,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write- downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2023, and its other filings with the SEC. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the estimates and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the estimates are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the estimated results. Investors are not to place undue reliance on the estimates included herein. Forward-Looking Statements and Supplemental Non-GAAP Financial Measures 2 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “Leverage Ratio” and “All-in Cash Operating Costs.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non-GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix.

Ring Energy, Inc. Ring Energy - Independent Oil & Gas Company 3 Focused on Conventional Permian Assets in Texas Ring Energy Assets Northwest Shelf Central Basin Platform 1.SEC Proved Reserves as of 12/31/2023 utilizing SEC prices, YE 2023 SEC Pricing Oil $74.70 per bbl Gas $2.64 per Mc.f. 2.PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 3. Includes all acreage and locations as of year-end 2023 operated and non-operated across “PDNP” and “PUD” reserve categories and project types. Q1 2024 Net Production ~19,034 Boe/d (70% oil and 85% liquids) 2023 SEC Proved Reserves1,2 129.8 MMBoe/ PV10 ~$1.65 Billion Proved Developed ~68% Permian Basin Gross / Net Acres3 96,127 / 80,535 450+ Proved Locations3 Includes operated & non-operated Differentiated approach by applying unconventional technology and thinking to conventional Permian assets Ring Assets Characteristics:  Shallow Base Decline  Long Life Wells (> 35 years)  Highly Oil Weighted  High Operating Margin  High Netbacks (NRI> 80%)  Low D&C Cost Inventory  Low Breakevens Yoakum Gaines Andrews Ector Crane Ward High Operational Ownership ~98% Operated WI ~81% Oil NRI ~85% Gas NRI Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI

Ring Energy, Inc. Positioning the Company to Return Capital to Stockholders 4 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI 1. Adjusted EBITDA and Adjusted Free Cash Flow (AFCF) are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. Delivering Value in Q1 2024 18 consecutive qtrs. generating positive AFCF; increased Adj EBITDA by 6% and AFCF by 48% as compared to Q1’23 Growing Adj EBITDA and AFCF1 Adding Size and Scale Upgraded portfolio helped drive Q1 performance; exceeded high end of guidance on oil sales volumes by 5% and total sales by 3% 3 Year Track record of improving balance sheet & growing liquidity; Q1 liquidity is same level as Q1’23 despite $75 MM Founders acquisition (Q3’23) Enhancing the Balance Sheet Reducing cost structure in Q1 by delivering operating expenses (LOE per Boe) and capex below low end of guidance safely & responsibly Operational Excellence Key Takeaways – Upgraded Portfolio and Efficient Execution Drove Superior Results Value Focused Proven Strategy Clear sight to reduce debt and leverage ratio by executing disciplined organic capital program focused on maximizing FCF Continued growth through balance sheet enhancing accretive acquisitions that help achieve the size and scale necessary to position the Company to return capital to stockholders

Ring Energy, Inc. 1. Adjusted EBITDA, and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. Cash G&A Costs are calculated as General and administrative expense excluding share-based compensation on per Boe basis 3. Leverage Ratio is defined in Appendix. 4. Liquidity is defined as cash and cash equivalents plus borrowing base availability under the Company’s credit agreement. 2024 Q1 Highlights 5 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Proven Strategy Leads to Superior Results Operations Lifting Cost Oil Sales Bo Adjusted EBITDA1 CapEx Cash G&A Costs2 Adjusted Free Cash Flow1 Leverage Ratio3 13,394 Bo/d Q1 2024 $10.60 Per Boe Q1 2024 12,660 Bo/d Q1 2023 $62.0 Million Q1 2024 $36.3 Million Q1 2024 $15.6 Million Q1 2024 1.67x Ratio Q1 2024 $3.32 Per Boe Q1 2024 $10.61 Per Boe Q1 2023 $58.6 Million Q1 2023 $38.9 Million Q1 2023 $3.15 Per Boe Q1 2023 1.65x Ratio Q1 2023 $10.5 Million Q1 2023 Sales Boe 19,034 Boe/d Q1 2024 18,292 Boe/d Q1 2023 Debt Balance $422 Million Q1 2024 $422 Million Q1 2023 Liquidity4 $179 Million Q1 2024 $179 Million Q1 2023 69% Oil 70% Oil 6% 4% 6% 48% 7% 5%

Ring Energy, Inc. 2022 2023 0.025 0.030 0.035 0.040 2022 2023 $ 20 $ 25 $ 30 Enhanced Value for Stockholders in 2023 6 Executing Strategy Improves YOY Production and Operating Cost per Boe Metrics Production/Share Boe/Share 0.034 0.032 Up 6% 1. Cash G&A Costs are calculated as General and administrative expense excluding share-based compensation on per Boe basis. 2. See Appendix A for calculation of All-in Cash Operating Costs. Cash G&A Expense1 $/Boe $23.46 $24.84 2022 2023 $ - $ 1 $ 2 $ 3 $ 4 $ 5 Down 30% All-in-Cash Operating Costs2 $/Boe $23.46 $24.84 Down 6% $4.42 $3.08 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI

Ring Energy, Inc. Enhanced Value for Stockholders in 2023 Continued… 7 Track Record of Improving Corporate Returns 2020 2021 2022 2023 0% 5% 10% 15% 20% 25% 30% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $39.16 $68.13 $94.90 $77.58 Cash Return on Capital Employed1 (CROCE) % AVG WTI Pricing $/Bbl 17.2% 20.7% Strong CROCE % • Disciplined and successful capital program driving returns • Shallower declining production base contributes to higher returns • High quality inventory together with operating proficiency and efficient execution on capital program led to increased profitability • Multiple asset core areas in NWS & CBP with existing infrastructure provide diverse inventory of high return, low cost horizontals and verticals providing flexibility to react to volatile market conditions and ability to maximize AFCF generation Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI 1. The Company defines “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. 11.6% 9.3% 2020 – 2022 CROCE Avg of 13.9% Up 24% vs 2020-’22 AVG

Ring Energy, Inc. Year End 2023 Compelling Value Proposition 1,2 8 Pe er 1 Pe er 2 Pe er 3 Pe er 4 Pe er 5 M edian Pe er 6 REI Pe er 7 Pe er 8 Pe er 9 0% 10% 20% 30% 40% -10% -20% Pe er 1 REI Pe er 2 Pe er 3 Pe er 4 M edian Pe er 5 Pe er 6 Pe er 7 Pe er 8 Pe er 9 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x E V /P V -1 0 % O il o f 1 P R es er ve s REI Pe er 1 Pe er 2 Pe er 3 Pe er 4 Pe er 5 M edian Pe er 6 Pe er 7 Pe er 8 Pe er 9 2.0x 1.8x 1.6x 1.4x 1.2x 1.0x 0.8x 0.6x 0.4x 0.2x 0.0x 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% EV/2023 Adjusted EBITDA2,3EV/PV-103 YE23 1P Reserves & % Oil 2023 Adjusted FCF3,4 Yield Ring Traded at a Discount to its Peers in 2023, Despite a Track Record of Success Including Strong Returns, Significant Cash Flow, Improved Balance Sheet and Meaningful Growth 1. Peers include: Amplified Energy, Berry Corporation, Crescent Energy, HighPeak Energy, Permian Resources, Riley Permian, SilverBow Resources, Vital Energy and W&T Offshore. 2. Source information for data is actuals obtained from Peer Reports and Capital IQ and Factset at year end 2023. 3. Adjusted EBITDA, Adjusted FCF and PV-10 are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 4. Adjusted free cash flow yield is defined as adjusted free cash flow divided by market cap for the period with market cap calculated by multiplying weighted average diluted share count by year-end share price. Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Ring Traded at Discount to Peers in Late 2023

Ring Energy, Inc. Q1'23 Q1'24 0% 25% 50% 75% Adjusted EBITDA Margin1 % Q1'23 Q1'24 $0.00 $5.00 $10.00 Continue Enhancing Value for Stockholders Q1 2024 9 Executing Strategy Improves Key Cash Flow Metrics Versus a Year Ago Adjusted Free Cash Flow $ per Boe $6.40 $8.99 Q1'23 Q1'24 $ 45 $ 50 $ 55 ACFFO1 $MM $52 $49 Up 5% Up 40% 1. Adjusted Free Cash Flow (ACFFO) and Adjusted EBITDA margin are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. Adjusted Free Cash Flow ($/Boe) is Adjusted Free Cash Flow divided by total Boe in the period. Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI 66% 66% Stable EBITDA Margin

Ring Energy, Inc. REPX REI FANG DVN MRO OVV PR VTLE CIVI SM Midland MGY MTDR 22% 26% 31% 32% 34% 34% 35% 35% 36% 37% 39% 40% Distinguishing Attributes: Low PDP Base Decline Ring’s Conventional Assets have Shallow Base Decline Versus Other Shale & Permian Players Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 PDP Decline: 2024E PDP Base Decline % Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Source: Enverus as of 4/30/2024, using ENVERUS base decline model function. The declines are all yearly declines using Oct/Nov 2023 as starting period for each company selected (by any size) includes: Civitas, Devon, Diamondback, Magnolia, Marathon (L48 only; excludes Canada and International), Matador Resources, Ovintiv, Permian Resources, Riley Permian, SM Energy (Midland) and Vital Energy 10 Median 34.5%

Ring Energy, Inc. REPX REI FANG DVN MRO OVV PR VTLE CIVI SM Midland MGY MTDR $17.26 $24.13 $26.58 $27.01 $27.10 $27.52 $27.64 $28.85 $31.65 $33.77 $34.40 $35.35 Distinguishing Attributes: Low Capital Intensity Ring’s Conventional Assets Provide Low Capital Intensity Ratio Versus Other Shale & Permian Players Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Capital Intensity Ratio : 2024E D&C Capex / 2024E Annual Production ($/Boe) Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI11 Median $27.58 Source: Enverus, Public filings/market data, factset as of 4/30/2024. Each company selected (by any size) includes: Civitas, Devon, Diamondback, Magnolia, Marathon (L48 only; excludes Canada and International), Matador Resources, Ovintiv, Permian Resources, Riley Permian, SM Energy (Midland) and Vital Energy

Ring Energy, Inc. Peer 1 REI Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 0% 20% 40% 60% 80% 100% 94% 70% 68% 47% 43% 41% 39% 27% 27% Distinguishing Attributes: Long Life Reserves & Oil % Ring’s Conventional Assets have Extended Reserve Life and are Oily Versus Peers of Similar Size1,2 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Reserve Life: YE 2023 SEC Proved Reserves / Q4’23 Annualized Production Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI12 R es er ve L ife (Y rs ) REI Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 0 5 10 15 20 % Oil: Q4’23 Sales Production 1. Peers based on similar size sub $2B market cap and include: Amplify Energy, Berry Corporation, Crescent Energy, Riley Permian, SilverBow Resources, Vital Energy, TXO Partners and W&T Offshore. 2. Source information for data obtained from Peer Reports and Factset as of 5/1/24. Median 43% Median 12yrs

Ring Energy, Inc. $ /B O E Peer 8Peer 7 Peer 6Peer 5Peer 4MedianPeer 3Peer 2REIPeer 1 $0 $10 $20 $30 $40 $50 $60 $70 $80 $ 8 .2 2 $ 1 0 .2 4 $ 1 6 .8 9 $ 1 7 .6 6 $ 1 8 .3 1 $ 1 8 .9 6 $ 1 9 .6 2 $ 2 5 .2 0 $ 3 1 .0 0 $ 3 3 .9 0 $38.54 $41.16 $30.11 $45.34 $42.75$44.35 $72.27 $43.36 $54.60$54.91 Cash Operating Margin Realized Pricing Distinguishing Attributes: High Operating Margins 13 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Ring’s Conventional Assets with High Netbacks Drive Strong Cash Operating Margins vs. Peers1,2 FY 2023 Cash Operating Margin and Realized Pricing Operational Excellence and Cost Control Drive Profitability • High oil weighting of ~70% (85% mix of oil + liquids) contributes to high realized pricing per Boe • Low cash operating costs and maintaining cost discipline drive margin expansion • Generating over $30 per Boe in margin in 2023 demonstrates strength of long-life asset base • Strong cash operating margins allow the Company to withstand volatile commodity price swings • Robust margins lead to increased cash flow, debt reduction and stronger returns “ Improving operational margins leads to higher returns...pursuing strategic acquisitions of high margin assets leads to sustainable higher returns “ - Paul McKinney 1. Peers include: Amplify Energy, Berry Corporation, Crescent Energy, Riley Permian, SilverBow Resources, Vital Energy, TXO Partners and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 3/13/24. 3. Cash Operating Margins is defined as revenues (excluding hedges) less LOE, cash G&A (excluding share-based compensation), interest expense, workovers and other operating expenses, production taxes and gathering/transportation costs. 3

Ring Energy, Inc. Outperforming YTD 2024 Stock Performance 14 Underlying Value and Operational Performance has Driven YTD Stock Performance 2024 YTD Stock Performance REI, Peers & XOP1,2 Outperforming Peers and Market YTD: REI Distinguishing Drivers • Oil Weighted • Low PDP Base Decline • Low Capital Intensity • Long Life Reserves • High Netbacks • High Operating Margins The company’s unique characteristics provide the backdrop for additional upside as Ring continues to execute its proven strategy Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI 1. Year to date stock performance is as of May 6, 2024. 2. Peers include: Amplify Energy, Berry Corporation, Crescent Energy, Riley Permian, SilverBow Resources, Vital Energy, TXO Partners and W&T Offshore. 0% 10% 20% 30% 40% -10% -20% -30% Peer 1 Peer 2 Peer 3 Peer 4 XOP Peer 5 Peer 6 Peer 7 Peer 8 REI Up 36%

Ring Energy, Inc. R at io 0.00 0.50 1.00 1.50 2.00 $70 WTI $80 WTI $90 WTI2023 2025E Positioned for Success in 2024 & Beyond 15 1.Estimated AFCF is based on internal management financial model and assumes mid point of guidance for Net Sales production & capex with adjustable oil price as of June ‘24, gas HH strip price 4/22/2024 (Apr-Dec 2024 Avg $2.45 per Mcf) and NGL realization of 22% of WTI oil price. 2.Estimated AFCF yield is based on assumptions above and Ring’s stock price and market capitalization as 5/1/2024. 2 0 2 4 E C ap ex R an g e $ M ill io ns $135 $145 $155 $165 $175 $152 $155 2023 2024E Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI 17,000 18,000 19,000 18,119 18,500 12,000 13,000 14,000 12,548 12,950 Sales Boe/dOil Sales Bo/d 2023 2024E Up ~3% Up ~2% 2023 2024E A FC F $ M M A FC F Yi el d % $0 $20 $40 $60 $80 $100 50% 40% 30% 20% 10% 0% 16% 10% 16% 23% $90 WTI 2024E $80 WTI$70 WTI2023 Current 2024 Outlook Pursue Operational Excellence with an Emphasis on Oil Production Growth Focus on Maximizing Free Cash Flow1,2 Enhancing Balance Sheet Targeting Leverage Ratio1 < 1.0xDisciplined Capital Investment ’24E Capital Projects: 18-24 Horizontal & 20-30 Vertical wells Expected continued growth Oil Sales 12,600 to 13,300 Bo/d Mid-point 12,950 Bo/d Total Sales 18,000 to 19,000 Boe/d Mid-point 18,500 Boe/d 1.62x <1.5x <1.0x <0.8x

Ring Energy, Inc. Value Proposition 16 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI 2024 and Beyond Trading at a discount yet delivering competitive returns Target leverage ratio below 1.0x and position Ring to return capital to stockholders Despite volatile energy markets, Ring has generated positive FCF for 18 quarters straight Strong Cash Operating margins help deliver superior results & helps manage risk in market downturns Disciplined capital program focused on slightly increasing oil production, and maximizing FCF generation leads to further debt reduction Pursuing accretive, balance sheet enhancing acquisitions to increase scale, lower break-even costs, build inventory and accelerate ability to pay down debt

Ring Energy, Inc. Committed to ESG 17 Critical to Sustainable Success 2023 Sustainability Report Progressing our ESG Journey A Target Zero Day is a Day that Results in: Zero Company or Contractor OSHA Recordable Injury, and Zero Agency Reportable Spill or Release as Defined by TRRC, EPA, TCEQ, etc., and Zero Preventable Vehicle Incidents, and Zero H2S Alarms of 10PPM or Greater Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI • Created ESG Task Force in 2021 to monitor Company’s adherence to ESG standards and formally communicate to CEO and the Board on ongoing basis. • Established Target Zero 365 (TZ-365) Safety & Environmental Initiative in 2021 to further build culture for employees to work safely, openly communicate incidents, near misses, and strive for continuous improvement. – Designed to protect workforce, environment, communities and financial sustainability. – Focused on Safety-first environment and achieving high percentage of Target Zero Days. • 2024 Capital Program includes Fugitive Emission Reduction plans with: – Installation of Vapor Recovery Units. – Installation of Air Compression Equipment to operate Pneumatic Actuators. – Establishing Leak Detection and Repair program. • Refreshed all charters, guidelines and bylaws. • Increased charitable giving and employee outreach within the communities in which we live and work. Download Report PDF

www.ringenergy.com FINANCIAL OVERVIEW VALUE FOCUSED PROVEN STRATEGY | MAY 7, 2024 | NYSE AMERICAN: REI 18

Ring Energy, Inc. Q2 & FY 2024 Guidance 19 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Grow Oil Production, Generate FCF, Pay Down Debt FY 2024 CAPEX Allocation D&C / Infrastructure Recomp/Cap Workovers Land/Non-op/Other $155 million Mid Point 73% 24% 3% Sales Volumes Q2 2024 FY 2024 Total (Bo/d) 13,000 – 13,400 12,600 – 13,300 Mid Point (Bo/d) 13,200 12,950 Total (Boe/d) 18,500 – 19,100 18,000 – 19,000 - Oil (%) ~70% ~70% - NGLs (%) ~15% ~15% - Gas (%) ~15% ~15% Capital Program Capital spending1 (millions) $37 – $42 $135 – $175 Mid Point (millions) $39.5 $155 - New Hz wells drilled 4 – 5 18 – 24 - New Vertical wells drilled 5 – 6 20 – 30 - Wells completed and online 9 – 11 38 – 54 Operating Expenses LOE (per Boe) $10.75 – $11.25 $10.50 – $11.50 1. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, and infrastructure upgrades. Also included is anticipated spending for leasing acreage, and non-operated drilling, completion, and capital workovers.

Ring Energy, Inc. 1.65x Q1 2023 1.64x Q2 2023 1.69x2 Q3 2023 1.62x Q4 2023 Historical Metrics 20 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Quarterly Analysis of AFCF1 Leverage Ratio (LTM)2 Disciplined and Efficient Capital Spending Focused on Sustainably Generating AFCF Enhances Our Unrelenting Goal to Strengthen the Balance Sheet 1. Adjusted EBITDA and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. See Appendix for reconciliation. The Q3 2023 Leverage Ratio of 1.69x included $11.9 million deferred cash payment paid in December 2023 for the Founders Acquisition. Excluding the deferred payment in the calculation results in a Leverage Ratio of 1.64x. 3. Net Interest Expense included in table is interest expense net of interest income and excludes deferred financing costs amortization. A d j. E B IT D A / C ap E x / In t E xp -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 $80 $58.6 $53.5 $58.6 $65.4 $62.0 -$38.9 -$31.6 -$42.4 -$38.8 -$36.3 -$9.2 -$9.3 -$10.0 -$10.3 -$10.2 $10.5 $12.6 $6.1 $16.3 $15.6 Adj EBITDA $MM CapEx $MM Net Interest Exp $MM Adj. Free Cash Flow $MM 1.67x Q1 2024 3

Ring Energy, Inc. Reducing Debt & Increasing Liquidity 21 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Disciplined Capital Spending & Sustainably Generating AFCF Adjusted Debt Paydown1,2 ($ Million) Liquidity3 ($ Million) 1. Paydown of $17 million is net of the $182 million that was borrowed to fund the Stronghold acquisition.  2. Paydown of $19 million is net of the $50 million that was borrowed to fund the Founders acquisition. 3. Liquidity is defined as cash and cash equivalents plus available borrowings under Ring’s credit agreement. Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 $0 $5 $10 $15 $20 $25 $30 -$5 -$10 $8 $5 $6 $5 $10 $10 $17 $20 -$7 $25 $19 $3 $3 Stronghold Acquisition1 Stronghold Acquisition final deferred payment Q1'21Q2'21Q3'21Q4'21Q1'22Q2'22Q3'22Q4'22Q1'23Q2'23Q3'23Q4'23Q1'24 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 $46 $51 $56 $62 $71 $82 $165 $188 $179 $204 $171 $175 $179 Stronghold Acquisition Founders Acquisition2 Founders Acquisition Founders Acquisition final deferred payment FY Adv tax payment and other one-time cash items

www.ringenergy.com ASSET OVERVIEW VALUE FOCUSED PROVEN STRATEGY | MAY 7, 2024 | NYSE AMERICAN: REI 22

Ring Energy, Inc. Track Record of Growth 23 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Acquisition Track Record • Since 2018, Ring has successfully grown production by a ~26% CAGR1 through Q4 2023 • Founders Acquisition added accretive near-term cash flows combined with 5+ years of high return drilling inventory assuming 10 wells drilled per year • Recent acquisitions have significantly increased size & scale, positioning the Company for future transactions • Ring’s Value Focused Proven Strategy pursuing accretive, balance sheet enhancing acquisitions is a key component of our future growth 1 CAGR is compounded annualized growth rate. 2 Acquired proved reserves for each of the transactions listed are based on the price forecasts reported as of the time the acquisition was announced. 3 Arithmetic sum, or average, as the case may be, of the three acquisitions. 4 Acquisition price at announcement including stock value at announcement. Year Completed 2019 2022 2023  Total Acquired Acquired Proved Reserves (MMBoe)2 34.3 66.6 9.2 110.1 % Oil 80% 54% 80% 75%3 Acquired Net Acreage ~37,000 ~37,000 ~3,600 ~77,600 Acquisition Price4 ($MM) $300 $465 $75 $840 Consideration Mix (% Cash / % Stock) 90% / 10% 51% / 49% 100% / 0% 68% / 32% 2018A Daily Production (Boe/d) Wishbone Acquisition Stronghold Acquisition Founders Acquisition Q4 2023 Daily Production (Boe/d) New Management as of October 2020 6,100 ~19,400 Acreage includes operated and Non-Operated WI Expanding Core Areas in NWS & CBP

Ring Energy, Inc. Assets Overview 24 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Core Assets in NWS & CBP 1. Reserves as of 12/31/23 utilizing SEC prices, YE 2023 SEC Pricing Oil $74.70 per bbl and Gas $2.64 per Mcf, PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. Q1 2024 Net Production (MBoe/d) ~19.0 NWS (75% oil) CBP (67% oil) ~7.9 ~11.1 LOE ($ per Boe) $10.60 Capex ($MM) $36.3 YE23 PD Reserves1 PV10 ($MM) $1,263 YE23 PD Reserves1 (MMBoe) 88 YE23 PUD Reserves1 PV10 ($MM) $384 YE23 PUD Reserves1 (MMBoe) 42 Northern CBP Southern CBPIncludes operated & Non-operated

Ring Energy, Inc. N et O il Sa le s B o p d + G as S al es B o ep d + N G L Sa le s B o ep d Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 6,779 7,719 7,166 7,774 7,514 8,016 10,139 12,189 12,660 11,861 12,028 13,637 13,394 1,181 991 1,078 1,380 1,356 1,325 1,726 3,044 2,966 2,853 2,839 2,922 2,741 1,414 2,623 2,667 2,557 2,643 2,837 2,899 Company Oil Bopd Company Gas Boepd Company NGL Boepd 2024 Q1 Operations Update 25 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Capital allocation and drilling programs designed to maximize free cash flow generation Historical Quarterly Net Sales Production1 1. Source is factset quarterly financials. Q3 Stronghold AQ – moved to 3 stream 2021 “phased drilling” Total 13 Hz 2022 “continuous drilling” Total 27 Hz & 7 Vert. Company Record Net Sales ~ 19,400 DLWR Sale & pullback in capex spend in anticipation of Founders AQ Founders AQ Closed 8/15 & New Mexico Sale 1H 2023 “phased drilling” 8 Hz & 5 Vert. 2H 2023 “continuous drilling” 12 Hz & 6 Vert. Net Sales 19,034 2024 “phased drilling” 5 Hz & 6 Vert. Founders AQ and focus on oily inventory Oil Bopd Gas Boepd NGL Boepd

Ring Energy, Inc. NWS CBP-N Penwell CBP-S 19% 63% 18% Highly Oil Weighted Proved Reserves1 and Inventory 26 SEC YE 2023 Reserves by Category (%) Reserves by PV-102 ($MM) Reserves by Product (%) Locations by Area PD ~88 MMBoe PUD ~42 MMBoe Significant Increase in Proved Reserves and Inventory from Stronghold & Founders Acquisitions Provides Sustainable Future Growth and Capital Allocation Flexibility 32% 68% ~130 MMBoe 23% 77% 1. Reserves as of December 31, 2023 utilizing SEC prices, YE 2023 SEC Pricing Oil $74.70 per bbl Gas $2.64 per Mcf. 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types. 4. Based on FY 2023 production rate. $1,647 $MM PD $1,263 MM PUD $384 MM Oil 82 MMBoe Gas 25 MMBoe NGL 23 MMBoe ~130 MMBoe 19.6 Year Proved Reserve Life4 210+ PUD Locations 240+ PDNP Opportunities 450+3 Total Gross Locations & Opportunities Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI

Ring Energy, Inc. Assets Overview 27 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Deep Inventory of High-Return Drilling and Re-Completion Locations Select Recent New Drill Vertical Well Results – Central Basin Platform 1. Vertical completion no lateral length noted. 2. Peak IP 60 (Boepd) based on best rolling 60-day average. 3. Peak IP 30 (Boepd) based on best continuous rolling 30-day average, due to lack of 60 day production data. Select Recent Re-Completion Well Results – Central Basin Platform Select Recent New Drill Horizontal Well Results – Northwest Shelf Select Recent New Drill Horizontal Well Results – Central Basin Platform Includes operated & NonOP

Ring Energy, Inc. D ,C & E R an g e p er W el l Ty p e $ M ill io n 1.5 mile Horizontal 1 mile Horizontal $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Assets Overview 28 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI New Drill Inventory Performance Consistent HZ Well Performance San Andres Horizontal Play 1 Consistent Vertical Well Performance CBP Vertical Multi-Stacked Play 2 Expected Capex Range 2024 92% Oil 73% Oil 86-91% Oil 65-70% Oil 86-89% Oil 72-76% Oil Expected Capex Range 2024 1. San Andres Horizontal includes the Average well Performance for the Peak 90 days (Gross BOE) for development wells in both the CBP & NWS area each year included 2021-2022 (37) and 2023 (11). Exclude step out wells. 2. CBP Vertical Multi Stacked Pay Horizontal includes the Average well Performance for the First 90 days (Gross BOE) for development wells in Southern CBP 2021-2022 (30) and 2023 (11). C um 9 0 -D ay / w el l A vg - B O E 2021-2022 2023 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 85-90 i - C um 9 0 -D ay / w el l A vg - B O E 2021-2022 2023 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 65-70% Oil 74-78% Oil D ,C & E R an g e p er W el l Ty p e $ M ill io n CBP-S Stacked Vertical $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0

Ring Energy, Inc. Assets Overview 29 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Central Basin Platform 1 Other CBP includes the average well performance of 2022 vertical new wells drilled in Ector and Crane Counties not operated by Ring or Founders (“FOG”). The source for the Other CBP performance information was the Texas Railroad Commission. REI performance includes the average well performance of 2022 vertical new wells drilled in McKnight and PJ Lea fields and includes previously drilled Stronghold vertical wells. FOG performance includes the average well performance of 2022 vertical new wells drilled in Ector County. The source for the performance information for REI and FOG wells is Ring Energy, Inc. High Quality Inventory • Inventory of 50+ low risk, high rate-of-return drilling locations lowers Ring’s breakeven costs • Recent Penwell vertical wells demonstrate superior initial performance to other recently drilled vertical wells in Ector and northern Crane counties • High oil cuts of the Penwell assets and inventory improve Ring’s 2024 commodity mix to ~70% Oil 40 acre spacing 20 acre spacing 50+ Gross Locations Increased High Quality Inventory Inventory Breakdown Attractive Assets & Production 2022 CBP Vertical Production1 G ro ss C um 1 80 -D ay /W el l A vg ., Tw o- S tre am B O E Other CBP REI FOG 0 5,000 10,000 15,000 20,000 25,000 64% Oil 64-82% Oil >90% Oil D&C Capex: $1.3 – 1.6MM $1.85 - 2.0MM Locations include 1P, 2P & 3P Penwell Area Inventory of High-Return Locations Compete for Capital in 2024 Penwell Penwell Acreage Existing Acreage

Ring Energy, Inc. San Andres Reservoir 30 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Proven, Conventional, Top Tier Returns  San Andres Hz Delaware Hz Midland Hz High ROR Oil Play    Low D&C Costs  Lower 1st Year Decline  Low Lease Acquisition Cost  Long life wells  Oil IPs >750 Bbl/d   Multiple Benches   > 85% Oil  $30-35/Bbl D&C Break-even2  1. D&C capex range is for both 1.0 & 1.5 mile laterals and includes inflation adjustments. 2. Break-even costs is for core inventory in NWS & CBP asset areas. The range in break-even depends on lateral length, asset area and inflation adjustments. • Permian Basin has produced >30 BBbl — San Andres accounts for ~40% • Low D&C costs1 $3.0 - $4.4 MM per well • Vertical depth of ~5,000’ • Typical oil column of 200’ - 300’ • Life >35+ years • Initial peak oil rates of 300 - 700 Bbl/d • Higher primary recovery than shales • Potential for waterflood and CO2 flood

www.ringenergy.com APPENDIX VALUE FOCUSED PROVEN STRATEGY | MAY 7, 2024 | NYSE AMERICAN: REI 31

Ring Energy, Inc. Financial Overview 32 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Derivative Summary as of March 31, 2024 (1) The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude.   Gas Hedges (Henry Hub)   Q2 2024   Q3 2024   Q4 2024   Q1 2025   Q2 2025   Q3 2025   Q4 2025   Q1 2026                 NYMEX Swaps:               Hedged volume (MMBtu) 86,059   121,587   644,946   616,199   591,725   285,200   —   — Weighted average swap price $ 3.62   $ 3.59   $ 4.45   $ 3.78   $ 3.43   $ 3.73   $ —   $ —               Two-way collars:               Hedged volume (MMBtu) 405,650   584,200   27,600   27,000   27,300   308,200   598,000   553,500 Weighted average put price $ 3.94   $ 3.94   $ 3.00   $ 3.00   $ 3.00   $ 3.00   $ 3.00   $ 3.50 Weighted average call price $ 6.16   $ 6.17   $ 4.15   $ 4.15   $ 4.15   $ 4.75   $ 4.15   $ 5.03   Oil Hedges (WTI)   Q2 2024   Q3 2024   Q4 2024   Q1 2025   Q2 2025   Q3 2025   Q4 2025   Q1 2026                 Swaps:               Hedged volume (Bbl) 156,975   282,900   368,000   —   —   184,000   —   387,000 Weighted average swap price $ 66.40   $ 65.49   $ 68.43   $ —   $ —   $ 73.35   $ —   $ 70.11               Deferred premium puts:               Hedged volume (Bbl) 45,500   —   —   —   —   —   —   — Weighted average strike price $ 82.80   $ —   $ —   $ —   $ —   $ —   $ —   $ — Weighted average deferred premium price $ 17.49   $ —   $ —   $ —   $ —   $ —   $ —   $ —               Two-way collars:               Hedged volume (Bbl) 334,947   230,000   128,800   474,750   464,100   225,400   404,800   — Weighted average put price $ 64.32   $ 64.00   $ 60.00   $ 57.06   $ 60.00   $ 65.00   $ 60.00   $ — Weighted average call price $ 79.16   $ 76.50   $ 73.24   $ 75.82   $ 69.85   $ 78.91   $ 75.68   $ —   Oil Hedges (basis differential)   Q2 2024   Q3 2024   Q4 2024   Q1 2025   Q2 2025   Q3 2025   Q4 2025   Q1 2026                 Argus basis swaps:               Hedged volume (Bbl) 244,000   368,000   368,000   270,000   273,000   276,000   276,000   — Weighted average spread price (1) $ 1.15   $ 1.15   $ 1.15   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ —

Ring Energy, Inc. Income Statement and Operational Stats 33 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Income Statement Operational Stats (1) Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding.) The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil, natural gas, and natural gas liquids may differ significantly.   (Unaudited)   Three Months Ended   March 31, December 31, March 31,   2024 2023 2023             Oil, Natural Gas, and Natural Gas Liquids Revenues $ 94,503,136   $ 99,942,718   $ 88,082,912     Costs and Operating Expenses     Lease operating expenses 18,360,434   18,732,082   17,472,691 Gathering, transportation and processing costs 166,054   464,558   (823) Ad valorem taxes 2,145,631   1,637,722   1,670,613 Oil and natural gas production taxes 4,428,303   4,961,768   4,408,140 Depreciation, depletion and amortization 23,792,450   24,556,654   21,271,671 Asset retirement obligation accretion 350,834   351,786   365,847 Operating lease expense 175,091   175,090   113,138 General and administrative expense (including share- based compensation) 7,469,222   8,164,799   7,130,139       Total Costs and Operating Expenses 56,888,019   59,044,459   52,431,416     Income from Operations 37,615,117   40,898,259   35,651,496     Other Income (Expense)     Interest income 78,544   96,984   — Interest (expense) (11,498,944)   (11,603,892)   (10,390,279) Gain (loss) on derivative contracts (19,014,495)   29,250,352   9,474,905 Gain (loss) on disposal of assets 38,355   44,981   — Other income 25,686   72,725   9,600 Net Other Income (Expense) (30,370,854)   17,861,150   (905,774)       Income Before Benefit from (Provision for) Income Taxes 7,244,263   58,759,409   34,745,722     Benefit from (Provision for) Income Taxes (1,728,886)   (7,862,930)   (2,029,943)     Net Income $ 5,515,377   $ 50,896,479   $ 32,715,779     Basic Earnings per Share $ 0.03   $ 0.26   $ 0.18 Diluted Earnings per Share $ 0.03   $ 0.26   $ 0.17     Basic Weighted-Average Shares Outstanding 197,389,782   195,687,725   177,984,323 Diluted Weighted-Average Shares Outstanding 199,305,150   197,848,812   190,138,969 (Unaudited)   Three Months Ended   March 31, December 31, March 31,   2024 2023 2023             Net sales volumes:           Oil (Bbls) 1,218,837   1,254,619   1,139,413 Natural gas (Mcf) 1,496,507   1,613,102   1,601,407 Natural gas liquids (Bbls) 263,802   261,020   239,992 Total oil, natural gas and natural gas liquids (Boe)(1) 1,732,057   1,784,490   1,646,306 % Oil 70%   70%   69% % Natural Gas 15%   15%   16% % Natural Gas Liquids 15%   15%   15 %             Average daily sales volumes:           Oil (Bbls/d) 13,394   13,637   12,660 Natural gas (Mcf/d) 16,445   17,534   17,793 Natural gas liquids (Bbls/d) 2,899   2,837   2,667 Average daily equivalent sales (Boe/d) 19,034   19,397   18,292             Average realized sales prices:           Oil ($/Bbl) $ 75.72   $ 77.33   $ 73.36 Natural gas ($/Mcf) (0.55)   (0.12)   0.66 Natural gas liquids ($/Bbls) 11.47   11.92   14.30 Barrel of oil equivalent ($/Boe) $ 54.56   $ 56.01   $ 53.50             Average costs and expenses per Boe ($/Boe):           Lease operating expenses $ 10.60   $ 10.50   $ 10.61 Gathering, transportation and processing costs 0.10   0.26   — Ad valorem taxes 1.24   0.92   1.01 Oil and natural gas production taxes 2.56   2.78   2.68 Depreciation, depletion and amortization 13.74   13.76   12.92 Asset retirement obligation accretion 0.20   0.20   0.22 Operating lease expense 0.10   0.10   0.07 General and administrative expense (including share-based compensation) 4.31   4.58   4.33 G&A (excluding share-based compensation) 3.32   3.20   3.15 G&A (excluding share-based compensation and transaction costs) 3.32   3.00   3.15

Ring Energy, Inc. Balance Sheet and Cash Flow Statement 34 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI     (Unaudited)     Three Months Ended     March 31, December 31, March 31,     2024 2023 2023 Cash Flows From Operating Activities             Net income   $ 5,515,377   $ 50,896,479   $ 32,715,779 Adjustments to reconcile net income to net cash provided by operating activities:       Depreciation, depletion and amortization   23,792,450   24,556,654   21,271,671 Asset retirement obligation accretion   350,834   351,786   365,847 Amortization of deferred financing costs   1,221,607   1,221,479   1,220,384 Share-based compensation   1,723,832   2,458,682   1,943,696 Bad debt expense   163,840   92,142   2,894 Deferred income tax expense (benefit)   1,585,445   7,735,437   1,972,653 Excess tax expense (benefit) related to share-based compensation   40,808   319,541   — (Gain) loss on derivative contracts   19,014,495   (29,250,352)   (9,474,905) Cash received (paid) for derivative settlements, net   (1,461,515)   (3,255,192)   (658,525) Changes in operating assets and liabilities:       Accounts receivable   (5,240,487)   6,825,601   3,428,287 Inventory   171,416   (588,100)   442,598 Prepaid expenses and other assets   503,704   158,163   529,934 Accounts payable   (1,601,276)   (4,952,335)   (9,589,898) Settlement of asset retirement obligation   (591,361)   (836,778)   (490,319) Net Cash Provided by Operating Activities   45,189,169   55,733,207   43,680,096         Cash Flows From Investing Activities       Payments for the Stronghold Acquisition   —   —   (18,511,170) Payments for the Founders Acquisition   —   (12,324,388)   — Payments to purchase oil and natural gas properties   (475,858)   (557,323)   (59,099) Payments to develop oil and natural gas properties   (38,904,808)   (39,563,282)   (36,939,307) Payments to acquire or improve fixed assets subject to depreciation   (124,937)   (282,519)   (14,570) Sale of fixed assets subject to depreciation   —   (1)   — Proceeds from divestiture of equipment for oil and natural gas properties   —   1,500,000   54,558 Proceeds from sale of Delaware properties   —   (7,993)   — Proceeds from sale of New Mexico properties   —   (420,745)   — Net Cash (Used in) Investing Activities   (39,505,603)   (51,656,251)   (55,469,588)         Cash Flows From Financing Activities       Proceeds from revolving line of credit   51,500,000   46,000,000   56,000,000 Payments on revolving line of credit   (54,500,000)   (49,000,000)   (49,000,000) Proceeds from issuance of common stock from warrant exercises   —   —   3,613,941 Payments for taxes withheld on vested restricted shares, net   (814,985)   (225,788)   (134,381) Proceeds from notes payable   —   72,442   — Payments on notes payable   (533,734)   (488,776)   (499,880) Payment of deferred financing costs   —   (52,222)   — Reduction of financing lease liabilities   (255,156)   (224,809)   (177,014) Net Cash Provided by (Used in) Financing Activities   (4,603,875)   (3,919,153)   9,802,666         Net Increase (Decrease) in Cash   1,079,691   157,803   (1,986,826) Cash at Beginning of Period   296,384   138,581   3,712,526 Cash at End of Period   $ 1,376,075   $ 296,384   $ 1,725,700 (Unaudited) March 31, 2024   December 31, 2023 ASSETS       Current Assets       Cash and cash equivalents $ 1,376,075   $ 296,384 Accounts receivable 44,392,621   38,965,002 Joint interest billing receivables, net 1,857,241   2,422,274 Derivative assets 3,704,446   6,215,374 Inventory 5,965,519   6,136,935 Prepaid expenses and other assets 1,371,146   1,874,850 Total Current Assets 58,667,048   55,910,819 Properties and Equipment   Oil and natural gas properties, full cost method 1,700,133,519   1,663,548,249 Financing lease asset subject to depreciation 4,151,171   3,896,316 Fixed assets subject to depreciation 3,353,730   3,228,793 Total Properties and Equipment 1,707,638,420   1,670,673,358 Accumulated depreciation, depletion and amortization (400,876,225)   (377,252,572) Net Properties and Equipment 1,306,762,195   1,293,420,786 Operating lease asset 2,353,647   2,499,592 Derivative assets 5,092,176   11,634,714 Deferred financing costs 11,808,874   13,030,481 Total Assets $ 1,384,683,940   $ 1,376,496,392     LIABILITIES AND STOCKHOLDERS’ EQUITY   Current Liabilities   Accounts payable $ 99,149,633   $ 104,064,124 Income tax liability 102,633   — Financing lease liability 1,003,909   956,254 Operating lease liability 612,373   568,176 Derivative liabilities 17,517,656   7,520,336 Notes payable —   533,734 Asset retirement obligations 36,318   165,642 Total Current Liabilities 118,422,522 113,808,266   Non-current Liabilities   Deferred income taxes 10,178,298   8,552,045 Revolving line of credit 422,000,000   425,000,000 Financing lease liability, less current portion 858,374   906,330 Operating lease liability, less current portion 1,896,177   2,054,041 Derivative liabilities 10,012,561   11,510,368 Asset retirement obligations 28,308,884   28,082,442 Total Liabilities 591,676,816   589,913,492 Commitments and contingencies   Stockholders' Equity   Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding —   — Common stock - $0.001 par value; 450,000,000 shares authorized; 197,934,202 shares and 196,837,001 shares issued and outstanding, respectively 197,934   196,837 Additional paid-in capital 796,742,425   795,834,675 Accumulated deficit (3,933,235)   (9,448,612) Total Stockholders’ Equity 793,007,124   786,582,900 Total Liabilities and Stockholders' Equity $ 1,384,683,940   $ 1,376,496,392 Statements of Cash FlowsBalance Sheet

Ring Energy, Inc. The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, as reflected in our Condensed Statements of Cash Flows, less the changes in operating assets and liabilities, which includes accounts receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligations, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this non-GAAP measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector. “Leverage” or the “Leverage Ratio” is calculated under our existing senior revolving credit facility and means as of any date, the ratio of (i) our consolidated total debt as of such date to (ii) our Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under our existing senior revolving credit facility; provided that for the purposes of the definition of ‘Leverage Ratio’: (a) for the fiscal quarter ended March 31, 2023, Consolidated EBITDAX is calculated by multiplying Consolidated EBITDAX for the three fiscal quarter period ended on March 31, 2023 by four-thirds, and (b) for each fiscal quarter thereafter, Consolidated EBITDAX will be calculated by adding Consolidated EBITDAX for the four consecutive fiscal quarters ending on such date. The Company defines “Consolidated EBITDAX” in accordance with our existing senior revolving credit facility that means for any period an amount equal to the sum of (i) consolidated net income for such period plus (ii) to the extent deducted in determining consolidated net income for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation, depletion and amortization determined on a consolidated basis in accordance with GAAP, (D) exploration expenses determined on a consolidated basis in accordance with GAAP, and (E) all other non-cash charges acceptable to our senior revolving credit facility administrative agent determined on a consolidated basis in accordance with GAAP, in each case for such period minus (iii) all noncash income added to consolidated net income for such period; provided that, for purposes of calculating compliance with the financial covenants, to the extent that during such period we shall have consummated an acquisition permitted by the credit facility or any sale, transfer or other disposition of any property or assets permitted by the senior revolving credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to such property or assets so acquired or disposed of. Also set forth in our existing senior revolving credit facility is the maximum permitted Leverage Ratio of 3.00. PV-10 is a financial measure not prepared in accordance with GAAP that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of the Company’s oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to its estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to its reserves. Management believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The Company defines “Cash Return on Capital Employed” or “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. The Company defines All-In Cash Operating Costs, a non-GAAP financial measure, as “all in cash” costs including lease operating expenses, G&A costs excluding share-based compensation, interest expense, workovers and other operating expenses, production, ad valorem taxes, and gathering/transportation costs. Management believes that this metric provides useful additional information to investors to assess the Company’s operating costs in comparison to its peers, which may vary from company to company. Non-GAAP Disclosure 35 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted Net Income,” “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “PV-10,” “Leverage Ratio” and “All-in Cash Operating Costs.” Management uses these non-GAAP financial measures in its analysis of performance. In addition, Adjusted EBITDA and CROCE are key metrics used to determine a portion of the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. “Adjusted Net Income” is calculated as net income (loss) minus the estimated after-tax impact of share-based compensation, ceiling test impairment, unrealized loss (gain) on change in the fair value of derivatives, and transaction costs for executed acquisitions and divestitures (A&D). Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current period to prior periods. The Company believes that the presentation of Adjusted Net Income provides useful information to investors as it is one of the metrics management uses to assess the Company’s ongoing operating and financial performance, and also is a useful metric for investors to compare our results with our peers. The Company defines “Adjusted EBITDA” as net income (loss) plus net interest expense, unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for executed acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities less changes in operating assets and liabilities (as reflected on our Condensed Statements of Cash Flows); plus transaction costs for executed acquisitions and divestitures (A&D); current income tax expense (benefit); proceeds from divestitures of equipment for oil and natural gas properties; loss (gain) on disposal of assets; and less capital expenditures, bad debt expense, and other income. For this purpose, our definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and the lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in our capital expenditures guidance provided to investors. Our management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of our current operating activities after the impact of accrued capital expenditures and net interest expense and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow. The table below provides detail of PV-10 to the standardized measure of discounted future net cash flows as of December 31, 2023. ($ in 000’s) Present value of estimated future net revenues (PV-10) $ 1,647,031 Future income taxes, discounted at 10% 247,846 Standardized measure of discounted future net cash flows $ 1,399,185

Ring Energy, Inc. Non-GAAP Reconciliations 36 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Adjusted Net Income Adjusted EBITDA 1. Adjusted EBITDA Margin is Adj. EBITDA divided by oil, natural gas, and natural gas liquids revenue.   (Unaudited for All Periods) Three Months Ended March 31, December 31, March 31, 2024 2023 2023 Total Per share - diluted Total Per share - diluted Total Per share - diluted Net Income (Loss) $ 5,515,377 $ 0.03 $50,896,479 $ 0.26 $32,715,779 $ 0.17 Share-based compensation 1,723,832 0.01 2,458,682 0.01 1,943,696 0.01 Unrealized loss (gain) on change in fair value of derivatives 17,552,980 0.08 (32,505,544) (0.16) (10,133,430) (0.05) Transaction costs - executed A&D 3,539 — 354,616 — — — Tax impact on adjusted items (4,447,977) (0.02) (35,631) — 478,467 — Adjusted Net Income 20,347,751 $ 0.10 21,168,602 $ 0.11 25,004,512 $ 0.13 Diluted Weighted-Average Shares Outstanding 199,305,150 197,848,812 190,138,969 Adjusted Net Income per Diluted Share $ 0.10 $ 0.11 $ 0.13   (Unaudited for All Periods) Three Months Ended March 31, December 31, March 31, 2024 2023 2023 Net Income (Loss) $ 5,515,377 $ 50,896,479 $ 32,715,779 Interest expense, net 11,420,400 11,506,908 10,390,279 Unrealized loss (gain) on change in fair value of derivatives 17,552,980 (32,505,544) (10,133,430) Income tax (benefit) expense 1,728,886 7,862,930 2,029,943 Depreciation, depletion and amortization 23,792,450 24,556,654 21,271,671 Asset retirement obligation accretion 350,834 351,786 365,847 Transaction costs - executed A&D 3,539 354,616 — Share-based compensation 1,723,832 2,458,682 1,943,696 Loss (gain) on disposal of assets (38,355) (44,981) — Other income (25,686) (72,725) (9,600) Adjusted EBITDA $ 62,024,257 $ 65,364,805 $ 58,574,185 Adjusted EBITDA Margin 66% 65% 66% 1

Ring Energy, Inc. Non-GAAP Reconciliations (cont.) 37 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Leverage Ratio Adjusted Free Cash Flow   (Unaudited for All Periods) Three Months Ended March 31, December 31, March 31, 2024 2023 2023 Net Cash Provided by Operating Activities $ 45,189,169 $ 55,733,207 $ 43,680,096 Adjustments - Condensed Statements of Cash Flows Changes in operating assets and liabilities 6,758,004 (606,551) 5,679,398 Transaction costs - executed A&D 3,539 354,616 — Income tax expense (benefit) - current 102,633 (192,048) 57,290 Capital expenditures (36,261,008) (38,817,080) (38,925,497) Proceeds from divestiture of equipment for oil and natural gas properties — — 54,558 Bad debt expense (163,840) (92,142) (2,894) Loss (gain) on disposal of assets (38,355) (44,981) — Other income (25,686) (72,725) (9,600) Adjusted Free Cash Flow $ 15,564,456 $ 16,262,296 $ 10,533,351   (Unaudited for All Periods) Three Months Ended March 31, December 31, March 31, 2024 2023 2023 Adjusted EBITDA $ 62,024,257 $ 65,364,805 $ 58,574,185 Net interest expense (excluding amortization of deferred financing costs) (10,198,793) (10,285,429) (9,169,895) Capital expenditures (36,261,008) (38,817,080) (38,925,497) Proceeds from divestiture of equipment for oil and natural gas properties — — 54,558             Adjusted Free Cash Flow $ 15,564,456 $ 16,262,296 $ 10,533,351 Three Months Ended Last Four QuartersJune 30, September 30, December 31, March 31, 2023 2023 2023 2024 Consolidated EBITDAX Calculation: Net Income (Loss) $ 28,791,605 $ (7,539,222) $ 50,896,479 $ 5,515,377 $ 77,664,239 Plus: Consolidated interest expense 10,471,062 11,301,328 11,506,908 11,420,400 44,699,698 Plus: Income tax provision (benefit) (6,356,295) (3,411,336) 7,862,930 1,728,886 (175,815) Plus: Depreciation, depletion and amortization 20,792,932 21,989,034 24,556,654 23,792,450 91,131,070 Plus: non-cash charges acceptable to Administrative Agent (470,875) 36,396,867 (29,695,076) 19,627,646 25,858,562 Consolidated EBITDAX $ 53,228,429 $ 58,736,671 $ 65,127,895 $ 62,084,759 $ 239,177,754 Plus: Pro Forma Acquired Consolidated EBITDAX 9,542,529 4,810,123 — — 14,352,652 Less: Pro Forma Divested Consolidated EBITDAX (357,122) (672,113) (66,463) 40,474 (1,055,224) Pro Forma Consolidated EBITDAX $ 62,413,836 $ 62,874,681 $ 65,061,432 $ 62,125,233 $ 252,475,182 Non-cash charges acceptable to Administrative Agent Asset retirement obligation accretion $ 353,878 $ 354,175 $ 351,786 $ 350,834 Unrealized loss (gain) on derivative assets (3,085,065) 33,871,957 (32,505,544) 17,552,980 Share-based compensation 2,260,312 2,170,735 2,458,682 1,723,832 Total non-cash charges acceptable to Administrative Agent $ (470,875) $ 36,396,867 $ (29,695,076) $ 19,627,646 As of March 31, 2024 Leverage Ratio Covenant: Revolving line of credit $ 422,000,000 Pro Forma Consolidated EBITDAX 252,475,182 Leverage Ratio 1.67 Maximum Allowed ≤ 3.00x

Ring Energy, Inc. Non-GAAP Reconciliations (cont.) 38 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Adjusted Cash Flow from Operations (ACFFO) Cash Return on Capital Employed (CROCE) G&A Reconciliations PV-10   (Unaudited for All Periods) Three Months Ended March 31, December 31, March 31, 2024 2023 2023 Net Cash Provided by Operating Activities $ 45,189,169 $ 55,733,207 $ 43,680,096 Changes in operating assets and liabilities 6,758,004 (606,551) 5,679,398 Adjusted Cash Flow from Operations $ 51,947,173 $ 55,126,656 $ 49,359,494   (Unaudited for All Periods) Three Months Ended March 31, December 31, March 31, 2024 2023 2023 General and administrative expense (G&A) $ 7,469,222 $ 8,164,799 $ 7,130,139 Shared-based compensation 1,723,832 2,458,682 1,943,696 G&A excluding share-based compensation 5,745,390 5,706,117 5,186,443 Transaction costs - executed A&D 3,539 354,616 — G&A excluding share-based compensation and transaction costs $ 5,741,851 $ 5,351,501 $ 5,186,443     Oil (Bbl)   Gas (Mcf)   Natural Gas Liquids (Bbl)   Net (Boe)   PV-10                       Balance, December 31, 2022   88,704,743   157,870,449   23,105,658   138,122,143   $ 2,773,656,500                       Purchase of minerals in place   6,543,640   3,372,965   1,089,382   8,195,183     Extensions, discoveries and improved recovery   3,098,845   4,113,480   1,014,343   4,798,768     Sales of minerals in place   (4,897,921)   (2,674,955)   (392,953)   (5,736,700)     Production   (4,579,942)   (6,339,158)   (976,852)   (6,613,320)     Revisions of previous quantity estimates   (6,728,088)   (9,946,459)   (621,014)   (9,006,845)                           Balance, December 31, 2023   82,141,277   146,396,322   23,218,564   129,759,229   $ 1,647,031,127 As of and for the       twelve months ended       December 31,   December 31,   December 31,   December 31,   2023   2022   2021   2020                 Total long term debt (i.e. revolving line of credit) $425,000,000   $415,000,000   $290,000,000   $313,000,000 Total stockholders' equity 786,582,900   661,103,391   300,624,207   294,765,813                 Average debt 420,000,000   352,500,000   301,500,000   339,750,000 Average stockholders' equity 723,843,146   480,863,799   297,695,010   409,137,873 Average debt and stockholders' equity $1,143,843,146   $833,363,799   $599,195,010   $748,887,873                 Net Cash Provided by Operating Activities $198,170,459   $196,976,729   $72,731,212   $72,159,255 Less change in WC (Working Capital) 1,180,748   24,091,577   3,236,824   2,418,446 Adjusted Cash Flows From Operations (ACFFO) $196,989,711   $172,885,152   $69,494,388   $69,740,809                 CROCE (ACFFO)/(Average D+E) 17.2%   20.7%   11.6%   9.3%

Ring Energy, Inc. Non-GAAP Reconciliations (cont.) 39 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI All-In Cash Operating Costs (Unaudited for All Periods) Three Months Ended March 31, December 31, March 31, 2024 2023 2023 All-In Cash Operating Costs: Lease operating expenses (including workovers) $ 18,360,434 $ 18,732,082 $ 17,472,691 G&A excluding share-based compensation 5,745,390 5,706,117 5,186,443 Net interest expense (excluding amortization of deferred financing costs) 10,198,793 10,285,429 9,169,895 Operating lease expense 175,091 175,090 113,138 Oil and natural gas production taxes 4,428,303 4,961,768 4,408,140 Ad valorem taxes 2,145,631 1,637,722 1,670,613 Gathering, transportation and processing costs 166,054 464,558 (823) All-in cash operating costs $ 41,219,696 $ 41,962,766 $ 38,020,097 Boe 1,732,057 1,784,490 1,646,306 All-in cash operating costs per Boe $ 23.80 $ 23.52 $ 23.09

Ring Energy, Inc. Experienced Management Team 40 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Shared Vision with a Track Record of Success • 40+ years of domestic & international oil & gas industry experience • Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Paul D. McKinney Chairman & Chief Executive Officer Marinos Baghdati EVP of Operations Stephen D. Brooks EVP of Land, Legal, HR & Marketing Alexander Dyes EVP of Engineering & Corporate Strategy Travis Thomas EVP & Chief Financial Officer Hollie Lamb VP of NonOP Reservoir Engineering / O&G Marketing • 20+ years of oil & gas industry experience • Operational experience in drilling, completions and production including VP Operations, Operations manager, multiple engineering roles • 45+ years of oil & gas industry experience • Extensive career as landman including VP Land & Legal, VP HR VP Land and Land Manager • 17+ years of oil & gas industry experience • Multi-disciplined experience including VP A&D, VP Engineering, Director Strategy, multiple engineering & operational roles • 18+ years of oil & gas industry experience & accounting experience • High level financial experience including CAO, VP Finance, Controller, Treasurer • 20+ years of oil & gas industry experience • Previously Partner of HeLMS Oil & Gas, VP Engineering, Reservoir & Geologic Engineer

Ring Energy, Inc. Board of Directors 41 Value Focused Proven Strategy | May 7, 2024 | NYSE American: REI Accomplished and Diversified Experience • 40+ years of domestic & international oil & gas industry experience • Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Paul D. McKinney Chairman & Chief Executive Officer • 43+ years of banking, capital markets, governance & financial experience • Executive and Board positions include CEO, President, multiple board chairs & directorships Anthony D. Petrelli Lead Independent Director • 14+ years of finance & capital markets experience • Extensive financial and capital markets acumen and experience including Managing Director and numerous Board Director positions Roy I. Ben-Dor Director • 45+ years of domestic & international oil & gas industry experience • Extensive executive roles including CEO, President & COO, and multiple public & private board chairs & directorships John A. Crum Independent Director • 24+ years of oil & gas industry, finance & capital markets experience • Wide range of operations, engineering, financial and capital markets roles and experience including Managing Director and numerous Board Director positions David S. Habachy Independent Director • 40+ years of experience across multiple industries • Executive positions in oil & gas, industrial equipment, and technology including CIO, Treasurer, Finance and Business Development Richard E. Harris Independent Director • 35+ years of domestic & international oil & gas industry experience • Executive & board roles include CFO, VP Accounting, Controller and public & private board directorships Thomas L. Mitchell Independent Director • 35+ years of banking, capital markets, governance & financial experience • Executive and Board positions including COO, director and Board Director positions Regina Roesener Independent Director • 50+ years of accounting, tax & finance experience • Wide range of financial acumen including positions as CFO, Partner in Charge and Board Director positions Clayton E. Woodrum Independent Director

www.ringenergy.com VALUE FOCUSED PROVEN STRATEGY | MAY 7, 2024 | NYSE AMERICAN: REI THANK YOU Company Contact Al Petrie (281) 975-2146 apetrie@ringenergy.com Wes Harris (281) 975-2146 wharris@ringenergy.com Analyst Coverage Alliance Global Partners (A.G.P.) Jeff Grampp (949) 296 4171 jgrampp@allianceg.com ROTH Capital Partners John M. White (949) 720-7115 jwhite@roth.com Truist Financial Neal Dingmann (713) 247-9000 neal.dingmann@truist.com Tuohy Bothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com Ring Headquarters 1725 Hughes Landing Blvd Ste 900 The Woodlands, TX 77830 Phone: 281-397-3699